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                                                                   EXHIBIT 10.26

                                 AMENDMENT NO. 1
                          DATED AS OF NOVEMBER 26, 2003
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                          DATED AS OF FEBRUARY 28, 2003

         This AMENDMENT NO. 1 (this "Amendment"), dated as of November 26, 2003, is entered into among CITGO FUNDING COMPANY, L.L.C., a limited liability company, as seller (the "Seller"), CITGO PETROLEUM CORPORATION, a Delaware corporation, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), ASSET ONE SECURITIZATION, LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Issuer"), and SOCIETE GENERALE, a banking corporation organized under the laws of France, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the Issuer pursuant to an agreement between the Issuer and the Agent.

                                    RECITALS

         WHEREAS, the parties hereto have entered into a certain Receivables Purchase Agreement, dated as of February 28, 2003 (as amended through the date hereof, the "Agreement");

         WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.

         SECTION 2.  Amendments to the Agreement.

         2.1 Section 1.4(e)(i) of the Agreement is hereby amended in its entirety to read as follows:

                  "(i)     if on any day the Outstanding Balance of any
         Receivable (other than any Receivable the subject of a Netting Arrangement) is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any discount or other adjustment made by the Seller, or any setoff or dispute between the Seller and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or adjustment;"

         2.2 A new clause (c) is hereby added to Section 5.6 of the Agreement, to be and to read as follows:

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                  (c) Notwithstanding any provisions herein or in any other
         Transaction Document, to the extent not inconsistent with applicable securities laws, each of the parties hereto (and each party's employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are defined in Section 1.6011-4 of the Treasury Regulations) contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such tax treatment and tax structure.

         2.3 Exhibit I to the Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

                  "`Net Outstanding Balance' means, with respect to any Receivable subject to a Netting Arrangement at any time, the amount by which the outstanding principal balance of such Receivable exceeds the corresponding amount of payables owed by the Originator to the Obligor."

                  "`Netting Arrangement' means an express agreement entered into between the Originator and an Obligor in the ordinary course of the Originator's business which provides that the Obligor will net payables owed to it by the Originator against the Receivables owed by it."

         2.4 The definition of "Dilution Ratio" as set forth in Exhibit I to the Agreement is hereby amended to add the following at the end thereof:

                  "Notwithstanding the foregoing, upon the effectiveness of any Netting Arrangement, any reduction of the Outstanding Balance to equal the Net Outstanding Balance shall not be included in the numerator of the Dilution Ratio; provided that any such reduction shall not constitute a reduction in the Outstanding Balance for purposes of
         Section 1.4(e)(i)."

         2.5 Clause (a) of the definition of "Facility Termination Date" set forth in Exhibit I to the Agreement is hereby amended by deleting the date "February 27, 2004" therein and substituting the date "November 24, 2004" therefor.

         2.6      Clause (a) of the definition of "Purchase Limit" set forth in
Exhibit I to the Agreement is hereby amended by deleting the amount "$200,000,000" therein and substituting the amount "$275,000,000" therefor.

         SECTION 3.  Miscellaneous.

         3.1 Effectiveness. This Amendment shall become effective on the date when the Agent shall have received (i) counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto and (ii) such information, certificates, documents and opinions as the Agent shall reasonably request.

         3.2 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of

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like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

         3.3 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         3.4 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         3.5 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

         3.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         3.7 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         3.8 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                              CITGO FUNDING COMPANY, L.L.C.,
                                              as Seller

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              CITGO PETROLEUM CORPORATION,
                                              as Servicer

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                       S-1                    Amendment No. 1 to
                                                  Receivables Purchase Agreement

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                                              ASSET ONE SECURITIZATION, LLC,
                                              as Issuer

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                       S-2                    Amendment No. 1 to
                                                  Receivables Purchase Agreement

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                                              SOCIETE GENERALE,
                                              as Agent

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                       S-3                    Amendment No. 1 to
                                                  Receivables Purchase Agreement